Security Deed

DIGITAL TURBINE AUSTRALIA PTY LTD

ACN 163 117 253

(Grantor)

ZINGO (AUST) PTY LTD

ACN 114 185 269

(Secured Party)

Level 12, 77 King Street Sydney NSW 2000 Australia Reference 13555962 Andrew Bristow © Copyright Herbert Geer Lawyers

Herbert Geer

Security Deed (final) 11 April 2013

TABLE OF CONTENTS (continued)

Herbert Geer

Security Deed (final) 11 April 2013

TABLE OF CONTENTS (continued)

Herbert Geer

Security Deed (final) 11 April 2013

Details

Date of this Deed	2013

Grantor	Name	DIGITAL TURBINE AUSTRALIA PTY LTD ACN 163 117 253

Secured Party	Name	ZINGO (AUST) PTY LTD ACN 114 185 269

Recitals	A.	The Grantor has agreed to grant an equitable mortgage and Security Interest in the Secured Property to the Secured Party to secure payment of the Secured Money and the performance of the Secured Obligations.

	B.	The Grantor considers that, by entering into this Deed, there will be a commercial benefit to the Grantor.

Herbert Geer

Security Deed (final) 11 April 2013

Operative terms

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Deed, unless the context otherwise requires:

Acquired Securities means any Marketable Securities (other than the Charged Securities) issued by Mirror Image International Holdings Pty Ltd ACN 114 859 237 or MIA Technology Australia Pty Ltd ACN 163 065 496 to which the Grantor becomes legally or beneficially entitled at any time;

Additional Rights means all present and future rights and property interests attaching to or arising out of or otherwise in respect of the holding of an interest in the Charged Securities or the Acquired Securities including:

(a)	any distributions paid or payable, any bonus shares or other Marketable Securities issued, and any rights to take up Marketable Securities, in respect of the Charged Securities or the Acquired Securities;

(b)	any proceeds of, or from the disposal of or other dealing with any Marketable Security;

(c)	any rights or Marketable Security resulting from the conversion, consolidation, subdivision, redemption, cancellation, reclassification or forfeiture of any Marketable Security;

(d)	any in specie distribution in respect of any Marketable Security; and

(e)	rights consequent upon a reduction of capital, buy-back, liquidation or scheme or arrangement,

and any present or future rights and property interests attaching to or arising out of or otherwise in respect of any interest in any of the property specified in paragraphs (a) to (e) inclusive of this definition;

After-Acquired Property has the same meaning as given in the PPSA;

Attorney means any attorney appointed under this Deed or any Collateral Security;

Authorised Representative means:

(a)	in respect of the Grantor, any director or secretary, or any person from time to time nominated as an Authorised Representative of the Grantor by written notice to the Secured Party accompanied by certified copies of signatures of all new persons so appointed; and

(b)	in respect of the Secured Party, any person whose title or acting title includes the word Chief, Counsel, Executive, Head, Director, Manager or President or cognate expressions, or any secretary or director or any attorney acting for the Secured Party;

Herbert Geer

Security Deed (final) 11 April 2013

2

Business Day means a day (other than a Saturday, Sunday or public holiday) on which banks are open for general banking business, and the Secured Party is open for business, in Sydney, Australia.

Certificated Security means a Marketable Security the title to which is evidenced by a Title Document;

Collateral Security means any Title Document, deed or instrument which is intended to provide collateral security for the payment of the Secured Money or the performance of the Secured Obligations.

Charged Securities means all Marketable Securities held by the Grantor from time to time during the term of this Deed in:

(a)	Mirror Image International Holdings Pty Ltd ACN 114 859 237; and

(b)	MIA Technology Australia Pty Ltd ACN 163 065 496.

Government Agency means a Commonwealth, State or local government or government authority or semi-government authority that has legal power to require another person to act or not act in a particular way;

GST means goods and services or similar tax and any related interest, penalty, fine, expense or other charge;

Guarantee means an obligation or offer to provide funds (including by subscription or purchase) or otherwise be responsible in respect of an obligation or indebtedness, or the financial condition or insolvency, of another person. It includes a guarantee, indemnity, letter of credit or legally binding letter of comfort, or an obligation or offer to purchase an obligation or indebtedness of another person;

Intercreditor Deed has the meaning given in the Note Deed.

Interested Person means interested person within the meaning of section 275 of the PPSA and includes:

(a)	the Grantor;

(b)	a person with another PPSA Security Interest in the Secured Property;

(c)	if the Grantor is a body corporate, the Grantor’s auditor;

(d)	an execution creditor with a Security Interest in the Secured Property; or

(e)	an authorised representative of any of the above;

Liquidation includes receivership or other appointment of a controller, deed of arrangement, administration, winding up, dissolution, arrangement or compromise with creditors, assignment for the benefit of creditors or bankruptcy;

Mandalay means Mandalay Digital Group Inc. (as that party is defined in the Note Deed).Marketable Security has the meaning given to the term “securities” in section 92(3) of the Corporations Act;

Nominated Account means the bank account opened by the Grantor in accordance with clause 2.5.

Herbert Geer

Security Deed (final) 11 April 2013

3

Note Deed means the Convertible Note Deed entered into on or about the date of this Deed between the Grantor and others.

Notice includes a notice, consent, request, waiver, demand or other communication by a Party to another Party in connection with this Deed;

Party means a party to this Deed;

Permitted Security Interest means:

(a)	a Security Interest (if any) created under, or expressly permitted in, this Deed;

(b)	any other Security Interest approved in writing by the Secured Party for the purposes of this Deed or the Note Deed;

PPSA Security Interest means a security interest as defined in the PPSA;

Receiver means any receiver or receiver and manager appointed under this Deed or any Collateral Security;

Related Body Corporate means a related body as defined in section 50 of the Corporations Act. If the entity is a trustee of a trust or a general partner of a limited partnership, it also includes any entity which is a related body corporate of that entity on the basis that:

(a)	the trust or limited partnership is a body corporate for the purposes of that definition; and

(b)	a unit, partnership interest or other beneficial interest in that trust or limited partnership is a share;

Relevant Default means that the Grantor:

(a)	defaults in its obligations under clause 3 of Schedule 1 of the Note Deed; and

(b)	does not remedy the default within 10 Business Days.

Secured Money means all money which the Grantor (whether alone or not) is or at any time may become actually or contingently liable to pay to or for the account of the Secured Party under the Note Deed, this Deed or the Intercreditor Deed.

Secured Obligations means the performance of:

(a)	the Grantor’s obligations under the Note Deed; and

(b)	Mandalay’s obligation to issue the Mandalay Shares under paragraph 3.3(b) of Schedule 1 of the Note Deed.

Secured Property means all the Grantor’s present and future interest in:

(a)	the Charged Securities;

(b)	the Acquired Securities; and

Herbert Geer

Security Deed (final) 11 April 2013

4

(c)	the Additional Rights;

Subsidiary has the meaning given in the Corporations Act, but an entity will also be taken to be a Subsidiary of an entity if it is controlled by that entity (as defined in section 50AA of the Corporations Act) and, without limitation:

(a)	a trust may be a Subsidiary, for the purposes of which a unit or other beneficial interest will be regarded as a share; and

(b)	an entity may be a Subsidiary of a trust if it would have been a Subsidiary if that trust were a corporation;

Tax means any tax, levy, impost, deduction, charge, duty, compulsory loan or withholding and related interest, penalty, fine or expense imposed by any Government Agency, other than any imposed on overall net income;

Title Document means any original, duplicate or counterpart certificate or document of title including any real property certificate of title, certificate of units in a unit trust, share certificate or certificate evidencing an investment instrument or negotiable instrument (in the case of the terms certificate, investment instrument or negotiable instrument, each within the meaning of the PPSA).

1.2	Interpretation

In this Deed, including the recitals, unless the context otherwise requires:

(a)	a reference to ‘law’ means statute law, common law and equitable principles;

(b)	the singular includes the plural and vice versa;

(c)	the word ‘person’ includes an individual, a body corporate, a firm, an unincorporated body, a society, an association and an authority (including a Government Agency);

(d)	a reference to any sex includes the other sex;

(e)	a reference to any thing (including an amount or a provision of this Deed) is a reference to the whole and each part of it;

(f)	the word ‘costs’ includes charges, expenses and legal costs;

(g)	a reference to a document or an agreement is to that document or agreement as amended or replaced;

(h)	a reference to a particular person includes their legal personal representatives, administrators, successors, substitutes and permitted assigns;

(i)	a reference to a particular law includes that law and any subordinate legislation (such as regulations) under it, in each case as amended, replaced, re-enacted or consolidated;

Herbert Geer

Security Deed (final) 11 April 2013

5

(j)	a reference to ‘bankruptcy’ or ‘winding up’ includes bankruptcy, winding up, liquidation, dissolution, becoming an insolvent under administration (as defined in section 9 of the Corporations Act) and the occurrence of anything analogous or having a substantially similar effect to any of those conditions or matters under the law of any applicable jurisdiction, and to the procedures, circumstances and events which constitute any of those conditions or matters;

(k)	where a matter is expressed to be to the ‘knowledge’ ‘information’, ‘belief’ or ‘awareness’ (or similar) of a person, the person is treated as stating that this is the knowledge of the person after having made reasonable enquiry of the person’s respective officers and employees;

(l)	a reference to financial statements is to financial statements as defined in section 9 of the Corporations Act;

(m)	the meaning of any general language is not restricted by any accompanying example, and the words ‘includes’, ‘including’, ‘such as’ or ‘for example’ (or similar phrases) are not words of limitation;

(n)	a reference to a group of persons is a reference to any two or more of them taken together and to each of them individually;

(o)	an agreement, representation or warranty by two or more persons binds both or all of them jointly and each of them individually;

(p)	an agreement, representation or warranty in favour of two or more persons is for the benefit of both or all of them jointly and each of them individually;

(q)	a reference to an accounting term is to that term as it is used in accounting standards under the Corporations Act or, if not inconsistent, generally accepted accounting principles in Australia;

(r)	a reference to possession or control includes possession or control as those terms are defined in the PPSA;

(s)	a reference to ‘dollars’, ‘$’ or ‘A$’ is to the lawful currency of Australia;

(t)	a time means the time in Sydney, Australia;

(u)	a reference to a day or a month means a calendar day or calendar month; and

(v)	if a period of time starts from a given day (or event), it is calculated exclusive of that day (or the day the event occurs).

1.3	Headings

Headings in this Deed (including references to headings in cross references to clauses) are for convenience only and do not affect its meaning.

1.4	Neutral interpretation

This Deed must be interpreted neutrally and not unfavourably to the Party putting it forward.

Herbert Geer

Security Deed (final) 11 April 2013

6

1.5	Note Deed

Unless otherwise defined in this Deed and unless the context otherwise requires, terms defined in the Note Deed have the same meaning when used in this Deed (with any necessary changes).

2.	Security interest

2.1	Security Interest

(a)	To secure the due and punctual payment of the Secured Money, the Grantor:

(i)	charges; and

(ii)	grants a PPSA Security Interest in,

all of its right, title and interest in, to, under or derived from the Secured Property, to the Secured Party .

(b)	The Grantor grants any Security Interest in the Secured Property as legal and beneficial owner.

(c)	The Security Interests granted under this Deed operate as an equitable mortgage over the Secured Property.

2.2	Restrictions on dealing with Secured Property

(a)	The Grantor must not, and may not agree to, attempt or take any step to:

(i)	create or purport or attempt to create or suffer to subsist any Security Interest other than a Permitted Security Interest, in any Secured Property; or

(ii)	in any other way:

(A)	sell or otherwise dispose of, create or allow the creation of any interest in; or

(B)	part with possession of,

any Secured Property without the prior written consent of the Secured Party.

(b)	Where a Secured Party may not lawfully restrict the creation of a Security Interest over the Secured Property ranking after the Security Interest created by this Deed, clause 2.2(a) will not restrict that creation but the Grantor must ensure that, before such a Security Interest is created, the holder of that Security Interest enters into a deed of priority in form and substance acceptable to the Secured Party (acting reasonably).

2.3	Priority

The Security Interest created by this Deed is first ranking.

Herbert Geer

Security Deed (final) 11 April 2013

7

2.4	Collateral Security

This Deed is collateral to and secures the same moneys as are secured by any Collateral Security.

2.5	Nominated Account and proceeds

(a)	The Secured Party may, whilst an Event of Default subsists, require the Grantor to open and maintain a Nominated Account with any bank and branch approved by the Secured Party (Nominated Bank) and:

(i)	nominated officers of the Secured Party must be signatories to the Nominated Account;

(ii)	withdrawals can only be made from the Nominated Account with the signature of one of those officers (and can be made without the consent of the Grantor);

(iii)	depositing an amount in the Nominated Account will not result in any person coming under a present liability to pay the Grantor or any Related Body Corporate of the Grantor (for the purposes of clause 341(3)(d) of the PPSA).

(b)	The Grantor must, whilst an Event of Default subsists, immediately (and until notified otherwise by the Secured Party) deposit in the Nominated Account any proceeds that the Grantor receives in respect of its Secured Property.

(c)	The Grantor must, whilst an Event of Default subsists, give all notices and directions and execute all necessary documents as requested by the Secured Party to ensure clauses 2.5(a) and (b) are complied with.

(d)	A power created under this clause 2.5 is not waived by any failure or delay in exercise, or by the partial exercise, of that power.

(e)	The Grantor must obtain an agreement from the Nominated Bank (with the Grantor and the Secured Party) that:

(i)	it will comply with and give effect to the terms set out in clause 2.5(a);

(ii)	it will not repay any money in the Nominated Account to the Grantor or any other person without the prior written consent of the Secured Party and the Secured Party may direct disposition of funds from the Nominated Account without the consent of the Grantor;

(iii)	it has no Security Interest in and it waives all rights of set-off and combination in respect of, the Nominated Account of the Grantor;

(iv)	if it has a Security Interest in the Nominated Account of the Grantor, it must not exercise any power or right under that Security Interest in respect of the Nominated Account of the Grantor and agrees that its Security Interest is subordinated in right and priority to the Security Interest created under this Deed; and

Herbert Geer

Security Deed (final) 11 April 2013

8

(v)	it agrees that the laws specified in clause 21.2 will govern the Secured Party’s security interest in the Nominated Account.

(f)	Any moneys paid or withdrawn from the Nominated Account by or on behalf of the Secured Party under this clause 2.5 will be set off against any amounts owing by the Grantor under the Note Deed from time to time.

3.	Representations and warranties

3.1	General representations and warranties

The Grantor represents and warrants to the Secured Party that:

(a)	(status) it is a company limited by shares incorporated, or taken to be incorporated, and existing under the Corporations Act and is not in liquidation, provisional liquidation or receivership, or under administration;

(b)	(power) it has full legal capacity and power:

(i)	to own its property and assets and carry on its business as it is now being conducted; and

(ii)	to enter into, and exercise its rights and perform its obligations under, this Deed;

(c)	(authorisation) all conditions and things required by applicable law to be fulfilled or done (including the obtaining of any necessary Authorisations) in order:

(i)	to enable it lawfully to enter into, and perform its obligations under, this Deed; and

(ii)	to make this Deed admissible in evidence in the courts specified in clause 21.1,

have been fulfilled or done;

(d)	(obligations binding) this Deed constitutes its valid and legally binding obligations, enforceable against it in accordance with its terms;

(e)	(ranking of obligations) its payment obligations under this Deed rank and will continue to rank at all times at least equally with all its other present and future unsecured and unsubordinated payment obligations (including, without limitation, contingent obligations), other than those which are mandatorily preferred by law;

(f)	(no contravention) neither its execution of, nor its exercise of its rights or performance of its obligations under, this Deed does or will:

(i)	contravene any applicable law to which it or any of its property is subject or any order of any Government Agency binding on it or any of its property;

(ii)	contravene any Authorisation or require that any Authorisation be obtained;

Herbert Geer

Security Deed (final) 11 April 2013

9

(iii)	contravene any undertaking or instrument binding on it or any of its property;

(iv)	contravene or conflict with any provision of its constitution;

(v)	require it to make any payment or delivery in respect of any Secured Money before the scheduled date for that payment or delivery; or

(vi)	cause any limitation on its power to incur Secured Money to be exceeded;

(g)	(benefit) it benefits by entering into this Deed;

(h)	(no domestic Secured Property) none of the Secured Property is used predominantly for personal, domestic or household purposes;

3.2	Representations and warranties about Secured Property

The Grantor represents and warrants to the Secured Party that:

(a)	(title) it has, or will upon acquisition have, full legal and beneficial right and title to, and full power to mortgage and grant a Security Interest in the manner provided in this Deed in, the Secured Property (unless otherwise approved in writing by the Noteholder);

(b)	(encumbrances) the Secured Property is free from all third party interests other than Permitted Security Interests

3.3	Representations and warranties about Marketable Securities

The Grantor represents and warrants to the Secured Party that:

(a)	(securities fully paid) all Marketable Securities forming part of the Secured Property are, or upon acquisition will be, fully paid;

(b)	(no assignment of Distributions) no dividend, other distribution, right, power, authority, discretion or remedy in respect of any of the Secured Property has been assigned or made subject to a Security Interest, or agreed to be assigned or made subject to a Security Interest, to any person other than under a Permitted Security Interest;

(c)	(issue valid) as far as the Grantor is aware, all Marketable Securities forming part of the Secured Property have been validly issued and their issue does not contravene the constitution of any company, law or any rule or directive of any Government Agency.

3.4	Repetition of representations and warranties

The representations and warranties given under this Deed are repeated by the Grantor on each date that any Secured Money is owing or the Secured Obligations are required to be performed.

Herbert Geer

Security Deed (final) 11 April 2013

10

3.5	Reliance on representations and warranties

The Grantor acknowledges that the Secured Party has entered into this Deed in reliance on the representations and warranties in this clause 3.

4.	Grantor’s undertakings

4.1	Term of undertakings

Unless the Grantor otherwise agrees in writing, until:

(a)	the Secured Money is unconditionally repaid in full and the Secured Obligations are performed in full; and

(b)	the Security Interest created under this Deed is discharged,

the Grantor must, at its own cost, comply with its obligations under this Deed.

4.2	General Undertakings

The Grantor must:

(a)	(obligation to pay) duly and punctually pay the Secured Money;

(b)	(Secured Obligations) fully and punctually perform the Secured Obligations;

(c)	(no administrator) not appoint an administrator without prior notice to the Secured Party;

(d)	(Change of Grantor details) notify the Secured Party at least 10 days before:

(i)	the Grantor changes its name; or

(ii)	any ABN, ARBN or ARSN of the Grantor changes or is cancelled.

4.3	Undertakings relating to Secured Property

The Grantor must:

(a)	(statutory requirements) punctually comply with all statutes in force now or in the future, and all ordinances, regulations and by-laws thereunder and all requirements and orders of any authority, statutory or otherwise, in all cases in which non-compliance would or might impose some charge or liability or disability upon the Secured Property or any part of it or prejudicially affect the rights of the Secured Party under this Deed;

(b)	(control)

(i)	not give control of any Secured Property to any person other than the Secured Party; and

Herbert Geer

Security Deed (final) 11 April 2013

11

(ii)	do anything that the Secured Party may reasonably require to enable it to control the Secured Property in accordance with section 26 or 27 of the PPSA as relevant;

(c)	(preserve and protect security) promptly do everything necessary and everything reasonably required by the Secured Party to:

(i)	preserve and protect the value of the Secured Property; and

(ii)	protect and enforce its title and the Secured Party’s title as the holder of a Security Interest in relation to the Secured Property.

4.4	Registration and notices to the Secured Party

The Grantor must:

(a)	(notice) notify the Secured Party as soon as the Grantor becomes aware of:

(i)	any data contained in a registration under the PPSA with respect to this Deed, or the Security Interest created under it, being or becoming incorrect; and

(ii)	any Security Interest being registered on the Personal Property Securities Register in respect of any of the Secured Property;

(b)	(registration) immediately at its own cost ensure that:

(i)	the Security Interest constituted under this Deed is perfected in relation to all the Secured Property in all jurisdictions to which the PPSA applies; and

(ii)	this Deed and the Security Interest constituted under it are registered and filed in all registers in those jurisdictions,

in which it must be perfected, registered and filed, to ensure its enforceability, validity, perfection against all persons and to be effective as a security with the contemplated priority.

4.5	Dividends and votes

(a)	Until an Event of Default occurs, the Grantor may:

(i)	exercise all rights (including voting rights) in connection with any Marketable Security comprised in the Secured Property, provided however that the Grantor may not exercise any voting rights in any manner which adversely affects the Secured Party or validity or enforceability of this Deed or causes an Event of Default; and

(ii)	receive and retain and dispose of any dividends, interest, distributions and other income arising from any Marketable Security comprised in the Secured Property as permitted under the Note Deed.

Herbert Geer

Security Deed (final) 11 April 2013

12

(b)	If an Event of Default occurs, the Grantor’s rights under clause 4.4(a) immediately cease, and:

(i)	the Secured Party (or any Attorney or Controller appointed by it) may exercise or refrain from exercising, in its sole discretion, any rights (including voting rights) in connection with the Secured Property; and

(ii)	the Grantor must pay into the Nominated Account all dividends, interest, distributions and other income arising in connection with the Secured Property while the Event of Default subsists.

(c)	(Registration on default) If:

(i)	an Event of Default is subsisting; and

(ii)	the Secured Party gives notice to the Grantor requiring it to do so,

the Grantor must do everything necessary to ensure that the Secured Property is registered in the name of the Secured Party or its nominee in accordance with any directions contained in that notice.

4.6	Additional Rights

(a)	The Grantor must acquire, at its own cost, any Additional Rights (other than distributions) it is entitled to acquire (unless otherwise approved in writing by the Noteholder), but upon acquisition must comply (where applicable) with clause 4.7 in respect of the Title Documents to those Additional Rights.

(b)	The Grantor must immediately notify the Secured Party as soon as the Grantor becomes aware of any entitlement to, or acquires, any Additional Rights.

4.7	Title Documents for Certificated Securities

(a)	The Grantor must deposit with the Secured Party, or as it directs:

(i)	all the Title Documents in respect of any of the Secured Property which is a Certificated Security immediately on the Grantor’s execution of this Deed and immediately on acquisition of any asset which forms part of the Secured Property and which is a Certificated Security;

(ii)	transfers in a form and of a substance acceptable to the Secured Party, of such of the Secured Property which constitutes Certificated Securities executed by the Grantor with the name of the transferee, the consideration and the date of transfer and execution left blank; and

(iii)	all other documents relating to the Secured Property which the Grantor from time to time reasonably requires .

(b)	Subject to clause 4.6(c), the Secured Party may retain the Title Documents and transfers deposited with the Secured Party until this Deed is discharged under clause 19.

Herbert Geer

Security Deed (final) 11 April 2013

13

(c)	If an Event of Default subsists, the Secured Party or any Controller or Attorney appointed by it is entitled:

(i)	to deal with the Title Documents and to complete any transfers as if it was the absolute and unencumbered owner of the Secured Property to which the Title Documents relate; and

(ii)	in exercising a power of sale, to deliver any Title Document or transfers to a purchaser of the Secured Property to which it relates.

(d)	While Title Documents for Secured Property are, or in accordance with this Deed, should be, lodged with the Secured Party, the Grantor must not convert evidence of its title to the Secured Property to an uncertificated mode.

5.	secured party’s right to make good a default

If the Grantor defaults in duly performing any covenant or agreement on the part of the Grantor under this Deed, the Secured Party may in its discretion and without prejudice to its other rights under this Deed or any other document but subject always to the Intercreditor Deed do all things and pay all moneys necessary or expedient (in the reasonable opinion of the Secured Party) to make good or in attempting to make good such default to the satisfaction of the Secured Party.

6.	Enforcement

6.1	Event of Default

(a)	If an Event of Default occurs and while it subsists, the Secured Party (in addition to any other right provided by law or under this Deed or any other document but subject always to the Intercreditor Deed) will have the right to do any or all of the following:

(i)	by notice to the Grantor, declare that the Secured Money is immediately due and payable;

(ii)	enforce and exercise any of its rights under this Deed.

(b)	The Grantor must immediately repay the Secured Money on receipt of a notice under clause 6.1(a)(i).

(c)	If an Event of Default is subsisting, the Grantor must apply all dividends, interest, distributions and other income arising in connection with the Secured Property to repay the Secured Money.

6.2	Statutory requirements for notice

To the extent permitted by law, the provisions of this Deed shall prevail over any inconsistent statutory requirements for notice or lapse of time before this Deed may be enforced, or a Receiver may be appointed, in respect of any part of the Secured Property.

Herbert Geer

Security Deed (final) 11 April 2013

14

7.	Appointment of Receiver

7.1	Appointment

(a)	At any time after an Event of Default occurs, the Secured Party or any Authorised Representative of the Secured Party may:

(i)	appoint any person or any two or more persons jointly and severally to be a Receiver (or an additional Receiver) of all or any of the Secured Property;

(ii)	remove any such Receiver and in case of the removal, retirement or death of any such Receiver appoint another as a replacement; and

(iii)	fix the remuneration of any such Receiver.

(b)	Subject to clause 7.2, any Receiver appointed in exercise of the power conferred by this clause 7.1, unless and until the Secured Party by notice to the Grantor and to the Receiver requires that such Receiver acts as agent of the Secured Party, will be the agent of the Grantor and the Grantor alone will be responsible for the acts, defaults and remuneration of the Receiver.

7.2	Receiver other than as agent of Grantor

The power to appoint a Receiver under clause 7.1 may be exercised even if, at the time when this Deed becomes enforceable or at the time when such an appointment is made, an order may have been made or a resolution may have been passed for the winding up of the Grantor and notwithstanding that a Receiver appointed in those circumstances may not, or may not in some respects, act as the agent of the Grantor.

7.3	Powers of Receiver

The Receiver will have full power without any consent on the part of the Grantor to do all or any of the following:

(a)	(take possession) to take possession of, collect and get in the whole or any part of the Secured Property and for such purpose to take proceedings in the name of the Grantor or otherwise;

(b)	(exercise rights) to exercise all or any of the rights, powers, authorities and remedies conferred on the Secured Party by this Deed and exercisable by the Secured Party under or by virtue of this Deed and without prejudice thereto comply with the directions given by the Secured Party from time to time;

(c)	(carry on business) to carry on or concur in carrying on the business of the Grantor in and with the Secured Property or any of it and at any time to discontinue so doing and to make and effect all repairs, purchases and insurances, and generally to do all other acts and things which the Grantor might do in the ordinary conduct of its business for the protection or improvement of the Secured Property or any part of it or for obtaining income or returns from it and for conducting the business of the Grantor and without being responsible for any loss;

Herbert Geer

Security Deed (final) 11 April 2013

15

(d)	(borrow from Secured Party) to borrow from the Secured Party any money which may be required from time to time for any of the purposes mentioned in the preceding paragraph, and in the name of the Grantor or otherwise to secure any moneys so borrowed by mortgage or charge over the Secured Property or any part of it without the Secured Party being bound to enquire as to the necessity or propriety of any such borrowing or being responsible for the misapplication or non-application of any moneys so borrowed;

(e)	(hire out, lease or license) to hire out, lease or licence in the name of the Grantor or otherwise (whether the Receiver has or has not taken possession) any part of the Secured Property from year to year or for any term of years or for any term less than a year at such rent or licence fee and upon such terms and conditions as to the Receiver may seem expedient and with or without the option of purchase;

(f)	(settle disputes) to settle, arrange, compromise and submit to arbitration any accounts, claims, questions or disputes whatever which may arise in connection with the Secured Property or in any way relating to this Deed and to execute releases or other discharges in relation thereto;

(g)	(sell) to sell or concur in selling (whether or not the Receiver has taken possession), exchange or otherwise dispose of absolutely or conditionally all or any part of the Secured Property either private treaty or by tender for cash or on credit and either in one lot or in parcels and either with or without special conditions or stipulations as to title or time or mode of payment of purchase money or otherwise, as the Receiver may consider appropriate;

(h)	(transfer on sale) to execute transfers and assignments of all or any of the Secured Property in the name and on behalf of the Grantor or otherwise, and to do all other acts and things for completing any sale under the preceding paragraph which the Receiver thinks reasonably necessary;

(i)	(employ managers) to employ managers, solicitors, accountants, agents, auctioneers, officers, workmen and servants for all or any of the purposes of this clause at such salaries or remuneration as the Receiver thinks reasonably appropriate;

(j)	(all other acts) to do or cause to be done all such other acts and things without limitation as the Receiver thinks reasonably necessary in the interests of the Secured Party and to do anything incidental to the exercise of any other power; and

(k)	(delegate) with the consent of the Secured Party to delegate to any person for such time or times as the Secured Party may approve any of the powers conferred upon the Receiver by this subclause.

8.	Powers of the Secured Party on enforcement

8.1	Powers otherwise exercisable by Receiver

Whether or not a Receiver has or has not been appointed, the Secured Party or any of its Authorised Representatives may, at any time after an Event of Default occurs, exercise all or any of the powers which might be exercised by a Receiver.

Herbert Geer

Security Deed (final) 11 April 2013

16

8.2	Completion of instruments

Following the occurrence of an Event of Default, the Secured Party or any of its Authorised Representatives may complete in favour of the Secured Party or any appointee of the Secured Party or any purchaser, lessee or mortgagee under any power, all transfers or instruments of whatever nature executed by or on behalf of the Grantor in blank and deposited with the Secured Party as Collateral Security to this Deed.

8.3	Dealing with assets

Any right of the Grantor to deal, for any purpose, with any asset, right or undertaking forming part of the Secured Property, other than by or through a Receiver appointed under this Deed, immediately ceases if:

(a)	the Secured Party declares that the Secured Money is immediately due and payable;

(b)	the Secured Party takes any step to enforce this Deed; or

(c)	any Event of Default occurs.

8.4	Exercise of powers by agent

The Secured Party may exercise its powers under this Deed or general law by itself or through any agent.

8.5	Fees charged by the agent

The reasonable fees charged by any agent in connection with the exercise by the Secured Party of its powers under this Deed must be paid by the Grantor.

8.6	Exercise of powers under PPSA

Where the Secured Party or a Receiver exercises a power conferred under Chapter 4 of the PPSA and otherwise than under Chapter 4, the Secured Party only exercises the power under Chapter 4 if it states it is exercising under Chapter 4 in writing at the time of exercising the power.

9.	Protection of the Secured Party and other persons

9.1	Protection of Secured Party and Receiver

The Secured Party is not obliged to give any notice of this Deed to any debtor or member of the Grantor or to any other person, or to enforce payment of any moneys payable to the Grantor, or to take any steps or proceedings for any such purpose, but the Secured Party may do so if it thinks fit. Neither the Secured Party nor any of its Authorised Representatives nor any Receiver will be liable or answerable in connection with the Secured Property or for any omission or delay in that regard or for any involuntary losses or irregularities which may happen in or about the exercise or non-exercise of any powers, rights or remedies conferred on the Secured Party or Receiver by this Deed.

Herbert Geer

Security Deed (final) 11 April 2013

17

9.2	Protection of third parties

Upon any sale, disposal or dealing purporting to be made in exercise of the powers contained in this Deed, no purchaser or other party to any disposal or dealing is:

(a)	bound to enquire whether any default has been made or as to the due appointment of any Receiver or otherwise as to the propriety or regularity of any such sale, disposal or dealing; or

(b)	affected by notice that any such sale, disposal or dealing is unnecessary or improper.

9.3	Conflict of interests

The Secured Party, each Authorised Representative of the Secured Party or other person appointed by the Secured Party under this Deed, each administrator of the Grantor appointed by the Secured Party, each Attorney and each Receiver may exercise the powers conferred by this Deed or by law even though that person may have a conflict of interests in exercising those powers or a direct or personal interest in the means or result of that exercise of those powers.

9.4	Receipt conclusive

The receipt of the Secured Party or any Receiver will be an absolute and a conclusive discharge to a purchaser, and will relieve him of any obligation to see to the application of any moneys paid to or by the direction of the Secured Party or any Receiver.

10.	Application of moneys

10.1	Manner and order

All moneys received by any Receiver or by the Secured Party under or by virtue of this Deed may be applied in the following manner and order:

(a)	(costs) firstly, in payment of all costs, charges and expenses of the Secured Party and any Receiver incurred in or incidental to the exercise or performance or attempted exercise or performance of any power or otherwise in relation to this Deed or any Collateral Security;

(b)	(Receiver) secondly, in payment to the Receiver of any remuneration whether by way of commission or otherwise;

(c)	(indemnities) thirdly, in payment to the Secured Party and the Receiver of all amounts necessary to give effect to any indemnity contained in this Deed; and

(d)	(Secured Money) fourthly, in payment to the Secured Party of the Secured Money,

and the surplus (if any) will belong to the Grantor or other persons entitled to it but:

(i)	the surplus will not carry interest; and

Herbert Geer

Security Deed (final) 11 April 2013

18

(ii)	the Receiver or the Secured Party must pay the surplus to the credit of a bank account nominated by the Grantor and will then be under no further liability in respect of it.

10.2	Only actual receipts credited

In applying any moneys towards satisfaction of the Secured Money the account of the Grantor will be credited only with so much of the money available for the purpose as is actually received by the Secured Party, such credit to date from the time of such receipt.

10.3	Compensation

Whilst an Event of Default subsists, any compensation which may become payable in respect of the Secured Property will at the option of the Secured Party be applied in or towards repayment of the Secured Money or any moneys secured by any Collateral Security. The Secured Party is empowered to make any claim for such compensation and alone to agree, compromise and settle any such claim and to execute any necessary assurances and releases in the name of the Grantor and the Secured Party. If any compensation comes into the hands of the Grantor before a final discharge of this Deed, the Grantor must forthwith pay it to the Secured Party.

10.4	Application against indebtedness

Any moneys received or realised by the Secured Party from the Grantor or a Receiver under this Deed may be applied by the Secured Party to any item of account or liability or transaction forming part of the Secured Money to which they may be applicable in any order or manner which the Secured Party may determine. For the purposes of section 14(6)(a) of the PPSA, this clause constitutes the method of payment application agreed by the parties.

10.5	Suspense account

Until the Secured Money is paid and the Secured Obligations are performed in full, the Secured Party may place and keep (for such time as it will determine) any money received pursuant to this Deed or on account of the Grantor's liability in respect of the Secured Money in an interest bearing, separate suspense account (to the credit of either the Grantor or the Secured Party as the Secured Party will think fit) and the Receiver may retain the same for the period which it and the Secured Party consider expedient without having any obligation to apply all or any part of that money in or towards discharge of the Secured Money.

11.	Costs and taxes

11.1	Costs

The Grantor will on demand pay to the Secured Party and any Receiver the amount of all costs and expenses (including legal fees and other out-of-pocket expenses and any GST thereon) reasonably incurred by any of them in connection with the perfection, preservation, enforcement or attempted perfection, preservation or enforcement of any of their rights under this Deed or the Note Deed or in respect of any of the Secured Property.

Herbert Geer

Security Deed (final) 11 April 2013

19

11.2	GST

(a)	All payments to be made by the Grantor under or in connection with this Deed have been calculated without regard to GST.

(b)	If all or part of any such payment is the consideration for a taxable supply for GST purposes then, when the Grantor makes the payment:

(i)	it must pay to the Secured Party an additional amount equal to that payment (or part) multiplied by the appropriate rate of GST; and

(ii)	the Secured Party will promptly provide to the Grantor a tax invoice complying with the relevant GST legislation.

(c)	Where under this Deed the Grantor is required to reimburse or indemnify for an amount, the Grantor will pay the relevant amount (including any sum in respect of GST) less any GST input tax credit the Secured Party determines that it is entitled to claim in respect of that amount.

12.	Power of Attorney

For valuable consideration and as security for the performance of its obligations under this Deed, the Grantor irrevocably appoints the Secured Party and each of its Authorised Representatives and as an independent appointment appoints any Receiver severally the true and lawful attorney of the Grantor (Attorney) with full licence, power and authority at any time to do anything which:

(a)	the Grantor can lawfully authorise an attorney to do in connection with this Deed;

(b)	the Attorney believes (acting reasonably) is expedient to give effect to any of the Secured Party’s or Receiver's rights; and

(c)	the Grantor ought to have done under this Deed or the Note Deed,

(these things may be done in the Grantor's or the Attorney's name and they include perfecting the Security Interests created under this Deed, signing and delivering deeds, selling, transferring or leasing the Secured Property, otherwise dealing with the Secured Property and starting, conducting and defending legal proceedings, and dealing with a licence).

13.	Continuing security AND THIRD PARTY PROVISIONS

13.1	Settlement

This Deed is a continuing security despite any settlement of account, intervening payment or other matter or thing whatever until a final discharge of this Deed is given to the Grantor and will apply to the present and future balance of the Secured Money and may be enforced against the Grantor without first having recourse to any other rights of the Secured Party subject to the terms of the Intercreditor Deed.

Herbert Geer

Security Deed (final) 11 April 2013

20

13.2	Reinstatement

If any payment to or any discharge given by the Secured Party (whether in respect of the obligations of the Grantor or any security for those obligations or otherwise) is avoided or reduced for any reason (including, without limitation, as a result of insolvency, breach of fiduciary or statutory duties or any similar event):

(a)	the Secured Party’s rights are to be reinstated and will be the same in respect of that amount or the relevant part of it, as if the application, or the payment or transaction giving rise to it, had not been made; and

(b)	the Grantor must immediately do anything (including the signing of documents) required by the Secured Party to restore to the Secured Party any guarantee, indemnity or Security Interest to which it was entitled immediately before application or the payment or transaction giving rise to it.

13.3	No marshalling

The Secured Party is not under any obligation to marshal in favour of the Grantor any security now or in the future held by the Secured Party or any funds or assets that the Secured Party may be entitled to receive or have a claim upon.

13.4	No competition

(a)	Until the Secured Money has been irrevocably paid and discharged in full and the Secured Obligations have been performed in full, the Grantor is not entitled to and the Grantor shall not, except as directed by the Secured Party:

(i)	be subrogated to the Secured Party or claim the benefit of any Security Interest or Guarantee held by the Secured Party at any time;

(ii)	either directly or indirectly prove in, claim or receive the benefit of, any distribution, dividend or payment arising out of or relating to the Liquidation of any other person; or

(iii)	have or claim any right of contribution or indemnity from any other person.

(b)	The receipt of any distribution, dividend or other payment by the Secured Party out of or relating to any Liquidation will not prejudice the right of the Secured Party to recover the Secured Money by enforcement of this Deed and each Collateral Security.

(c)	The Grantor must comply with any direction under this clause 13.4. Such a direction may require that any proceeds (not exceeding the amount of the Secured Money) be held on trust for, and promptly paid to, the Secured Party for the account of the Secured Party.

Herbert Geer

Security Deed (final) 11 April 2013

21

14.	No Merger

Nothing contained in this Deed will merge in, extinguish, postpone, lessen or otherwise prejudicially affect any other security now or in the future held by the Secured Party or any right or remedy which the Secured Party or any person claiming through the Secured Party now has or in the future may have against the Grantor or any other person. No other security now or in the future held by the Secured Party will in any way prejudicially affect the powers and provisions contained or implied in this Deed.

15.	Liability for Loss

15.1	Secured Party not accountable

The Secured Party is not answerable or accountable for any loss of any kind whatever which may happen in or about the exercise or attempted exercise of, or failure to exercise, any of the powers contained in this Deed.

15.2	Secured Party or Receiver not liable

Neither the Secured Party nor any of its Authorised Representatives nor any Receiver is liable by reason of the Secured Party’s or such Receiver’s entering into possession of the Secured Property or any part of it:

(a)	to account as mortgagee in possession or for anything except actual receipts; or

(b)	for any loss upon realisation or for any default or omission for which a mortgagee in possession might be liable.

Every Receiver under this Deed is to be taken as regards responsibility for loss, damage or misconduct to be the agent of the Grantor which will be solely responsible for the Receiver’s actions and default.

16.	Indemnity

16.1	Indemnity

The Grantor indemnifies the Secured Party against any loss the Secured Party incurs or is liable for in connection with:

(a)	the occurrence of any Event of Default;

(b)	the Secured Party exercising its powers consequent upon or arising out of the occurrence of any Event of Default;

(c)	any failure by the Grantor to pay any amount due under the Note Deed and this Deed on its due date;

(d)	the payment or recovery of an amount in connection with the Note Deed and this Deed in a currency other than the currency required under the relevant document;

(e)	the occupation, use or ownership of any Secured Property by the owner of that property or any of its employees or agents; and

(f)	the Note Deed and this Deed or any of the matters, things, events or circumstances contemplated by them.

Herbert Geer

Security Deed (final) 11 April 2013

22

16.2	Continuing obligation

(a)	Each indemnity of the Grantor is a continuing obligation, separate from the other obligations of the parties, and continues after this Deed ends.

(b)	Any settlement or discharge of any claim under any indemnity in the Note Deed or this Deed will be conditional on no payment made under that indemnity being avoided or set aside or ordered to be refunded by virtue of any provision of any enactment relating to bankruptcy, insolvency or liquidation.

17.	Statutory powers

17.1	Secured Party’s powers

(a)	The powers conferred on a mortgagee or Secured Party by any statute are in addition to the powers expressly conferred by this Deed and may be exercisable by the Secured Party immediately upon or at any time after any Event of Default occurs without any notice or expiration of time under the statute being necessary. All other provisions of any statute are negatived or varied only so far as they are inconsistent with the terms and provisions expressed in this Deed.

(b)	Where the Secured Party, a Receiver or Attorney exercises a power conferred under Chapter 4 of the PPSA and otherwise than under Chapter 4, the Secured Party, the Receiver or Attorney only exercises the power under Chapter 4 if it is expressly stated in writing at the time of exercising the power as being a power under Chapter 4.

17.2	Exclusion

Any statute, proclamation, order, regulation, ordinance or moratorium whether now existing or to come into force in the future which operates directly or indirectly so as to abrogate, extinguish, impair, diminish, fetter, delay or otherwise prejudicially affect any rights, powers or remedies given by this Deed or accruing to the Secured Party, or to modify, vary or affect in favour of the Grantor the obligations of the Grantor under this Deed or any Collateral Security, is negatived and excluded to the full extent that the Grantor may lawfully so agree.

17.3	Exclusion of PPSA provisions

(a)	The Secured Party (or any Attorney or Receiver) need not comply with sections 95, 118, 121(4), 125, 130, 132(3)(d), 132(4) and 135 of the PPSA or any other provision of the PPSA that the Secured Party notifies the Grantor after the date of this deed, and those provisions, are excluded in full and will not apply.

(b)	The Grantor may not exercise rights under section 143 of the PPSA and that section is excluded in full and will not apply.

(c)	Section 142, and, in the circumstances permitted under section 115(7) of the PPSA, sections 132 and 136(5) of the PPSA are also excluded and will not apply.

Herbert Geer

Security Deed (final) 11 April 2013

23

(d)	To the extent not prohibited by the PPSA, the Grantor waives its rights to receive any notice otherwise required to be given by the Secured Party under section 157 (verification statements) or any other provision of the PPSA.

18.	Further assurance

The Grantor must, whenever reasonably requested by the Secured Party do or cause to be done anything requested by the Secured Party:

(a)	to give full effect to this Deed;

(b)	for more satisfactorily assuring or securing to the Secured Party the Secured Property in a manner not inconsistent with any of the provisions of this Deed or any Collateral Security; or

(c)	for assisting in the execution or exercise of any power,

including, without limitation:

(d)	executing any notice, consent, document or amendment to this Deed;

(e)	delivering any Title Document; or

(f)	doing any other thing that the Secured Party considers necessary or desirable to:

(i)	ensure that this Deed or any Security Interest arising under it is enforceable, effective and perfected, including if possible, by control;

(ii)	register, protect, perfect, record, or better secure the position of the Secured Party under this Deed; or

(iii)	obtain or preserve the priority of the Security Interest constituted under this Deed.

19.	Discharge

Subject to clause 13.2, when the Secured Party is reasonably satisfied that all the Secured Money has been paid in full and the Secured Obligations have been satisfied in accordance with the provisions of this Deed and the Note Deed and upon payment or retention of all costs, charges and expenses incurred by or payable to the Secured Party, its Authorised Representatives or any Receiver or Attorney, the Secured Party must at the request and cost of the Grantor reconvey, surrender or release (whatever the case requires) to the Grantor or as it directs the Secured Property (including any Title Document) or such part of it as then remains charged in favour of the Secured Party, freed and discharged from this Deed and all of its powers, authorities and provisions.

Herbert Geer

Security Deed (final) 11 April 2013

24

20.	notices

20.1	Service of notices

A notice, demand, consent, approval or communication under this Deed (Notice) must be:

(a)	in writing, in English and signed by a person duly authorised by the sender; and

(b)	hand delivered or sent by prepaid post or facsimile to the recipient's address for Notices specified in the Details, as varied by any Notice given by the recipient to the sender.

20.2	Effective on receipt

A Notice takes effect when taken to be received (or at a later time specified in it), and is taken to be received:

(a)	if hand delivered, on delivery;

(b)	if sent by prepaid post, on the second Business Day after the date of posting (or on the seventh Business Day after the date of posting if posted to or from a place outside Australia);

(c)	if sent by facsimile, when the sender's facsimile system generates a message confirming successful transmission of the entire Notice unless, within eight Business Hours after the transmission, the recipient informs the sender that it has not received the entire Notice, but if the delivery, receipt or transmission is not on a Business Day or is after 5.00pm on a Business Day, the Notice is taken to be received at 9.00am on the next Business Day.

21.	Governing law

21.1	Law and jurisdiction

This Deed is governed by the law in force in New South Wales, Australia. Each Party submits to the non-exclusive jurisdiction of the courts of that place.

21.2	Serving documents for proceedings

Any document in connection with legal proceedings (including administrative law proceedings) may be served on a Party by being delivered to that Party’s address as specified in this Deed or as last notified for that Party. This does not prevent any other method of service permitted by law.

Herbert Geer

Security Deed (final) 11 April 2013

25

22.	General

22.1	Waivers

A provision of this Deed (including a condition precedent) may only be waived in writing signed by the person who has the benefit of the provision and who is therefore to be bound by the waiver.

22.2	Additional rights

The rights, powers and remedies of each Party under this Deed are additional to other rights, powers and remedies independently given by law.

22.3	Changes

Except to the extent provided in clause 22.1, this Deed may only be amended in writing signed by all the parties.

22.4	Assignment

A Party may not assign or transfer any or all of its rights or obligations under this Deed or any Collateral Security without the written consent of the other Party (which may not be unreasonably withheld).

22.5	Secured Party’s statement conclusive

A statement, signed on behalf of the Secured Party by any of its Authorised Representatives, as to any matter or of any amount (including, without limitation, the amount of the Secured Money) at the date specified in the statement is conclusive in the absence of manifest error

22.6	Disclosure of confidential information

(a)	The Secured Party, each Authorised Representative of the Secured Party or other person appointed by the Secured Party under this Deed, each Attorney and each Receiver may disclose any information concerning the Grantor, as the relevant person considers necessary or desirable, even if that information would otherwise be confidential or privileged.

(b)	For the purposes of section 275(1) of the PPSA no Party may:

(i)	disclose to an Interested Person, or any other person at the request of an Interested Person, any information of the kind described in section 275(1) of the PPSA; or

(ii)	authorise the disclosure of any information of the kind described in section 275(1) of the PPSA,

except where permitted under paragraph (a)  or where the parties otherwise agree in writing.

22.7	Certain provisions may be excluded

If (but for this clause 22.7) a provision of this Deed would be illegal, void or unenforceable or contravene the law, this Deed is to be interpreted as if the provision was omitted.

Herbert Geer

Security Deed (final) 11 April 2013

26

22.8	Counterparts

This Deed may be made up of counterparts (that is, more than one copy of the document, each signed by one or more of the Parties – when taken together, the copies which, between them, are signed by every Party are treated as being the one document).

22.9	Attorneys

Each attorney who executes this Deed on behalf of a Party declares that the attorney has no notice of any revocation, suspension or variation of the power of attorney under the authority of which the attorney executes this Deed.

22.10	Entire agreement

Except to the extent expressly referred to in this Deed, this Deed sets out the entire agreement between the parties in relation to its subject matter. Accordingly, any document, matter or thing (such as correspondence, negotiations, representations, arrangements or understandings) before this Deed but not reflected in this Deed does not bind the parties and may not be relied on by them.

22.11	Exercising rights in part

If a Party does not exercise a right or power or enforce a remedy fully or at a particular time, this does not prevent it from completing the exercise or enforcement later or starting to exercise or enforce it later, unless this Deed expressly states otherwise. To avoid doubt, if a Party exercises a particular right or power or enforces a particular remedy, this does not prevent it from also exercising or enforcing a different one whether separately or at the same time.

22.12	Discretion in exercising rights

A Party may exercise a right or power (including giving or withholding consent), or enforce a remedy, entirely at its discretion (including by imposing conditions), unless this Deed expressly states otherwise. The Party is not liable for loss caused by its exercising, enforcing, delaying in exercising or enforcing, attempting to exercise or enforce or not exercising or enforcing, a right, power or remedy.

22.13	Complying with conditions

Each Party agrees to comply with the conditions of any consent or waiver given by another Party.

22.14	Contractual obligations and rights are not affected

The obligations and rights of each Party under this Deed are not affected by any law that, but for this clause, would affect those obligations and rights.

Herbert Geer

Security Deed (final) 11 April 2013

27

Signing page

EXECUTED as a Deed.

SIGNED SEALED AND DELIVERED by Digital Turbine Australia Pty Ltd ACN 163 117 253 in accordance with section 127 of the Corporations Act 2001 (Cth):

Signature of director	Signature of director/secretary
(Please delete as applicable)

Name (print)	Name (print)

SIGNED SEALED AND DELIVERED by Zingo (Aust) Pty Ltd ACN 114 185 269 in accordance with section 127 of the Corporations Act 2001 (Cth):

Signature of director	Signature of director/secretary
(Please delete as applicable)

Name (print)	Name (print)

Herbert Geer

Security Deed (final) 11 April 2013

28